Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-34008) pertaining to the 1997 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(2)	Registration Statement (Form S-8 No. 333-71938) pertaining to the Amended and Restated 1997 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(3)	Registration Statement (Form S-8 No. 333-116010) pertaining to the Nonstatutory Stock Option Agreements, entered into as of April 2, 2001 and July 25, 2001, of Idera Pharmaceuticals, Inc.

(4)	Registration Statement (Form S-8 No. 333-116011) pertaining to the 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(5)	Registration Statement (Form S-8 No. 333-116012) pertaining to the 1995 Director Stock Option Plan of Idera Pharmaceuticals, Inc.

(6)	Registration Statement (Form S-8 No. 333-126664) pertaining to the 2005 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(7)	Registration Statement (Form S-8 No. 333-137687) pertaining to the 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(8)	Registration Statement (Form S-8 No. 333-137688) pertaining to the 2005 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(9)	Registration Statement (Form S-8 No. 333-147474) pertaining to the 2005 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(10)	Registration Statement (Form S-8 No. 333-152669) pertaining to the 2008 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(11)	Registration Statement (Form S-8 No. 333-152670) pertaining to the 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(12)	Registration Statement (Form S-8 No. 333-176067) pertaining to the 2008 Stock Incentive Plan and 1995 Employee Stock Purchase Plan of Idera Pharmaceuticals, Inc.

(13)	Registration Statement (Form S-8 No. 333-191076) pertaining to the 2013 Stock Incentive Plan of Idera Pharmaceuticals, Inc.

(14)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-136610) of Idera Pharmaceuticals, Inc.

(15)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-187155) of Idera Pharmaceuticals, Inc.

(16)	Registration Statement (Form S-2 as amended by Form S-3/A No. 333-109630) of Idera Pharmaceuticals, Inc.

(17)	Registration Statement (Form S-3 as amended by Form S-3/A No. 333-25833) of Idera Pharmaceuticals, Inc.

(18)	Registration Statement (Form S-3 No. 333-28409) of Idera Pharmaceuticals, Inc.

(19)	Registration Statement (Form S-3 No. 333-111903) of Idera Pharmaceuticals, Inc.

(20)	Registration Statement (Form S-3 No. 333-119943) of Idera Pharmaceuticals, Inc.

(21)	Registration Statement (Form S-3 No. 333-126634) of Idera Pharmaceuticals, Inc.

(22)	Registration Statement (Form S-3 No. 333-131804) of Idera Pharmaceuticals, Inc.

(23)	Registration Statement (Form S-3 No. 333-133455) of Idera Pharmaceuticals, Inc.

(24)	Registration Statement (Form S-3 No. 333-133456) of Idera Pharmaceuticals, Inc.

(25)	Registration Statement (Form S-3 No. 333-136115) of Idera Pharmaceuticals, Inc.

(26)	Registration Statement (Form S-3 No. 333-139830) of Idera Pharmaceuticals, Inc.

(27)	Registration Statement (Form S-3 No. 333-134556) of Idera Pharmaceuticals, Inc.

(28)	Registration Statement (Form S-3 No. 333-169060) of Idera Pharmaceuticals, Inc.

(29)	Registration Statement (Form S-3 No. 333-178405) of Idera Pharmaceuticals, Inc.

(30)	Registration Statement (Form S-3 as amended by Form S-3/A No. 333-185392) of Idera Pharmaceuticals, Inc.

(31)	Registration Statement (Form S-3 No. 333-186312) of Idera Pharmaceuticals, Inc.

(32)	Registration Statement (Form S-3 No. 333-189700) of Idera Pharmaceuticals, Inc.

(33)	Registration Statement (Form S-3 No. 333-191073) of Idera Pharmaceuticals, Inc.

of our report dated March 13, 2014, with respect to the financial statements of Idera Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) of Idera Pharmaceuticals, Inc. for the year ended December 31, 2013.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 13, 2014